Exhibit 32.1
Certification of Chief Executive Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Intuitive Surgical, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:
(i)the accompanying annual report on Form 10-K of the Company for the annual period ended December 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(ii)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 10, 2023

By:	/S/ GARY S. GUTHART
Gary S. Guthart, Ph.D. President and Chief Executive Officer

Certification of Principal Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Intuitive Surgical, Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:
(i)the accompanying annual report on Form 10-K of the Company for the annual period ended December 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and
(ii)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: February 10, 2023

By:	/S/ JAMIE E. SAMATH
Jamie E. Samath Senior Vice President and Chief Financial Officer